Exhibit 10.1

EXTENSION AGREEMENT

April 26, 2017

Bank of America, N.A.,

as Administrative Agent

under the Credit Agreement

referred to below

Agency Management
Mail Code: CA5-705-04-09
555 California Street
San Francisco, California 94104

Gentlemen:

The undersigned hereby agrees to extend, effective May 18, 2017, the Revolving Termination Date under the Five-Year Credit Agreement dated as of May 18, 2016 among General Mills, Inc., Bank of America, N.A., as Administrative Agent, and each Bank from time to time party thereto (as amended from time to time, the “Credit Agreement”), for one year to May 18, 2022. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

JPMORGAN CHASE BANK, N.A.,
as a Bank

By: /s/ Courtney Eng
Name: Courtney Eng
Title: Vice President

BARCLAYS BANK PLC,
as a Lender

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

CITIBANK, N.A.,

as a Bank

By: /s/ Carolyn Kee
Name: Title:	Carolyn Kee Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Bank

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

BNP PARIBAS,
as a Bank

By: /s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

By: /s/ Emma Petersen
Name: Emma Petersen
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Bank

By: /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By: /s/ Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

GOLDMAN SACHS BANK USA,

as a Bank

By: /s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as a Bank

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

U.S. Bank National Association,

as a Bank

By: /s/ Mila Yakovlev
Name: Mila Yakovlev
Title: Vice President

Wells Fargo Bank, N.A.,
as a Bank

By: /s/ James Travagline
Name: James Travagline
Title: Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as a Bank

By: /s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

TORONTO DOMINION (TEXAS) LLC,
as a Bank

By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

Banco Santander, S.A.,
as a Bank

By: /s/ Federico Robin
Name: Federico Robin
Title: Executive Director

By: /s/ Isabel Pastor
Name: Isabel Pastor
Title: Vice President

HSBC Bank USA, National Association,

as a Bank

By: /s/ Alan Vitulich
Name: Alan Vitulich
Title: Director

Societe Generale,
as a Bank

By: /s/ Nigel Elvey
Name: Nigel Elvey
Title: Director

Sumitomo Mitsui Banking Corp.

as a Bank

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

THE BANK OF NEW YORK MELLON,
as a Bank

By: /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

AGFIRST FARM CREDIT BANK,

as a Bank

By: /s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

Banco Bradesco S.A., New York Branch,
as a Bank

By: /s/ Adrian A.G. Cos
Name: Adrian A.G. Cos
Title:

By: /s/ Mauro Lopes
Name: Mauro Lopes
Title:

Bank of China, New York Branch

as a Bank

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Managing Director

Standard Chartered Bank,
as a Bank

By: /s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director

Agreed and accepted:

GENERAL MILLS, INC.

By: /s/ Keith A. Woodward
Name: Keith A. Woodward
Title: Senior Vice President, Treasurer
BANK OF AMERICA, N.A.,
as Administrative Agent and a Bank

By: /s/ Nicholas Cheng
Name: Nicholas Cheng
Title: Director